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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 19, 2002

                            MDI ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)

      Delaware                          0-24919                  73-1515699
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
   of Incorporation)                                        Identification No.)

                                 201 Ann Street
                           Hartford, Connecticut 06103

                         (Address of principal executive
                           offices including zip code)

                                 (860) 527-5359

                         (Registrant's telephone number,
                              including area code)


                                 NOT APPLICABLE.
          (Former name or former address, if changed since last report)


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THIS FORM 8-K CONTAINS FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS INVOLVE
VARIOUS RISKS THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN SUCH FORWARD LOOKING STATEMENTS. THESE RISKS AND UNCERTAINTIES INCLUDE RISKS DETAILED FROM TIME TO TIME IN MDI ENTERTAINMENT, INC.'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION INCLUDING, BUT NOT LIMITED TO, THOSE DESCRIBED IN THE FORM 10-KSB FILED APRIL 2, 2002 AND FORMS 10-KSB/A FILED APRIL 25, 2002 AND MAY 9, 2002, RESPECTIVELY.

ITEM 5: OTHER EVENTS

         The previously disclosed stockholder class action suit relating to the proposed transaction with Scientific Games has been dismissed without prejudice.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MDI ENTERTAINMENT, INC.
                                               (Registrant)


 Dated   JULY 15, 2002                     By:  /S/ KENNETH M. PRZYSIECKI
         -------------                        ---------------------------------

                                           Kenneth M. Przysiecki
                                           Senior Vice President
                                           Accounting and Administration
                                           (Principal Financial and
                                           Accounting Officer)